This Amendment to Note ("Amendment"), made, delivered and effective as of June 1, 1998, by and between Enercorp, Inc. ("Borrower") and COMERICA BANK ("Bank").

WHEREAS, Borrower and Bank are parties to that certain note in the original principal amount of $2,250,000 dated July 30, 1997 ("Note"); and

WHEREAS, Bank and Borrower desire to amend the Note as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual promises contained in this Amendment, Borrower and Bank agree as follows:

1.   The face amount of the Note is now increased to $2,500,000.

2. Borrower is responsible for all costs incurred by Bank, including without limit reasonable attorney fees with regard to the preparation and execution of this Amendment.

3. The execution of this Amendment shall not be deemed to be a waiver of any Default or Event of Default.

4. All the terms used in this Amendment which are defined in the Note shall have the same meaning as used in the Note, unless otherwise defined in this Amendment.

5. This Amendment is not an agreement to any further or other amendment of the Note.

6. Borrower expressly acknowledges and agrees that except as expressly amended in this Amendment, the Note, as amended, remains in full force and effect and is ratified, confirmed and restated.

IN WITNESSS WHEREOF, the parties have executed and delivered this Amendment on the date set forth above.

                                        ENERCORP, INC.


                                        BY: s/Robert R. Hebard
                                            -------------------------
                                             Robert R. Hebard

                                        ITS: President
                                             ------------------------

                                        COMERICA BANK

                                        BY: s/Steven P. Davis
                                            -------------------------
                                            Steven P. Davis

                                        ITS: Vice President
                                            -------------------------


The undersigned acknowledge the foregoing Amendment to Note and ratify and confirm their respective obligations under their Guarantys dated July 30, 1997, which Guarantys remain in full force and effect.

s/Robert R. Hebard
------------------------------
Robert R. Hebard

s/Thomas W. Itin
------------------------------
Thomas W. Itin